EXHIBIT 99.1
                                                                    ------------


                    JUPITERMEDIA CORPORATION REPORTS RESULTS
                 FOR ITS THIRD QUARTER ENDED SEPTEMBER 30, 2002

(New York, NY - November 4, 2002) - Jupitermedia Corporation (Nasdaq: JUPM) (formerly INT Media Group, Inc.) today reported results for the quarter ended September 30, 2002. Revenues for the third quarter of 2002 were $10.5 million compared to revenues of $10.3 million for the same period last year. Net income for the third quarter was $244,000, or $0.01 per share, compared to a net loss of $68.2 million, or $2.69 per share, for the same period last year.

"We are pleased with our results this quarter, with an increase in revenues and net income compared to the same period last year, and compared to our first and second quarters of this year," stated Jupitermedia's Chairman and CEO Alan M. Meckler. "Our recent acquisition of the Jupiter Research and Events businesses has expanded and diversified our revenue sources. Our company now consists of three complementary business segments: Online Media, Research and Events, all of which are focused on information technology and the Internet industry. We are experiencing significant marketing and business synergies among the Jupiter properties and our internet.com and EarthWeb.com Network with over 20 million unique business users. In September, we changed our name from INT Media Group, Incorporated to Jupitermedia Corporation, which further emphasizes the importance of the Jupiter brand in our overall strategy. Our strong balance sheet, with $25 million in cash, $20 million in working capital and no debt, combined with our cash flow positive operating model, leaves us well positioned to continue to capitalize on market opportunities and maximize shareholder value," added Meckler.

JUPITERMEDIA CORPORATION 3RD QUARTER 2002 CONFERENCE CALL ALERT

Alan M. Meckler, Chairman and CEO, Christopher S. Cardell, President and COO, and Christopher J. Baudouin, Chief Financial Officer of Jupitermedia Corporation (Nasdaq: JUPM) invite you to participate in a conference call reviewing 2002 third quarter results on Tuesday, November 5, 2002 at 11:00 am EST.

The conference call number is (877) 807-9258 for domestic participants and (706) 634-2391 for international participants; pass code "Jupitermedia Third Quarter." Please call five minutes in advance to ensure that you are connected prior to the presentation. Instant replay will be available until Tuesday, November 19, 2002. Replay call numbers are (800) 642-1687 for domestic participants and (706) 645-9291 for international participants: pass code: 3855397.

ACQUISITION

On August 1, 2002, Jupitermedia announced the closing of the acquisition of certain assets of the Jupiter Research and Events businesses from Jupiter Media Metrix, Inc. (Nasdaq: JMXI) for $250,000 and the assumption of certain liabilities. As a result, approximately 90 employees joined Jupitermedia, with the majority of these employees holding research analysis and sales positions.

Jupiter Research, founded in 1986, is a leading international research advisory organization specializing in business and technology market research in 18 business areas and 9 vertical markets. Jupiter Research analysts are widely quoted in the trade and financial press and Jupiter Events are well known for attracting industry leaders and professional attendees.

NEW CONTENT AREAS AND SERVICES

Jupitermedia continued to expand and strengthen its world-class proprietary content offerings and services with the launch of the following internally developed sites and services:

     o In September, Jupitermedia announced the launch of a new service, Jupiter Direct (http://www.jupiterdirect.com), which publishes single copy reports derived from Jupiter Research. Merged into the Jupiter Direct service offerings are the survey operations formerly provided by INT Media Research.
     o In September, Jupitermedia announced the re-launch of NanotechPlanet.com as NanoelectronicsPlanet.com
          (http://www.nanoelectronicsplanet.com) - the first Web site devoted to in-depth coverage of the nanoelectronics industry.
     o In October, Jupitermedia announced the launch of DatabaseJournal.com (http://www.databasejournal.com), an online knowledge center for database professionals. DatabaseJournal.com was built upon the success of several other internet.com Web sites and e-mail newsletters covering various database technologies.
     o In October, Jupitermedia launched Jupiter Webinars (http://www.jupiterwebinars.com), a new division that offers live Web-based objective, educational seminars on a variety of IT and Internet related business issues delivered by Jupiter Research analysts. Jupiter Webinars are available for free to pre-qualified professionals via broadband and dial-up access and are also archived for later viewing convenience.
     o In October, Jupiter Research announced the launch of GameMarketWatch.com (http://www.gamemarketwatch.com), a new online resource for industry news and information about next-generation, Internet-enabled consoles and the technology that drives them. The site provides users with the latest news, company profiles and product reviews for the video/PC game vendor and platform industries.
     o In October, Jupiter Research launched its research advisory service for personal computer and console game vendors and platform providers entitled Personal Computer & Console Games. The service delivers focused research on the game space for video and PC game vendors and platform providers, helping video game and interactive media companies understand consumers' adoption of new and evolving consoles, platforms and other entertainment hubs for gaming, while also advising companies on how to maximize revenues associated with these consumer behavior patterns.

CONFERENCES AND TRADE SHOWS

Jupiter Events, a division of Jupitermedia, produces paid conferences and trade shows on Internet and IT-specific topics worldwide that are aligned with the content on our Web sites and our research offerings. Jupiter Events held seven paid conferences and trade shows in the third quarter, each focusing on a different issue pertaining to the Internet industry and IT. Events included: ClickZ E-Mail Strategies Chicago 2002 Conference & Expo, Search Engine Strategies 2002 Conference & Expo, FlashKit Summer 2002 Conference & Expo, Instant Messaging Planet Fall 2002 Conference & Expo, 802.11 Planet Conference & Expo Australia 2002, International IT Service Management Summit and VoiceXML Planet Fall 2002 Conference & Expo.

Jupiter Events has announced the launch of the following conferences and trade shows for the remainder of 2002 and into 2003:

     o 802.11 Planet Europe 2002 Conference & Expo (Nov. 5-6, 2002, Munich, Germany)
     o ClickZ E-Mail Strategies Fall 2002 Conference & Expo (Nov. 18-19, 2002, San Francisco, CA)
     o Nanoelectronics Planet Fall 2002 Conference & Expo (Nov. 18-19, 2002, New York, NY)
     o    Enterprise Linux Forum Conference & Expo (December 3-4, 2002, Boston,
          MA)
     o 802.11 Planet Fall 2002 Conference & Expo (December 3-5, 2002, Santa Clara, CA)
     o FlashKit Australia 2002 Conference & Expo (December 5, 2002, Sydney, Australia)
     o Search Engine Strategies 2002 Conference & Expo (December 11-12, 2002, Dallas, TX)
     o Jupiter allNet Devices Spring 2003 Conference & Expo (Feb. 10-11, 2003, San Jose, CA)
     o Instant Messaging Planet Spring 2003 Conference & Expo (Feb. 24-25, 2003, Boston, MA)
     o    Jupiter Content Management Forum (February 26-27, 2003, New York, NY)
     o    Jupiter GameMarketWatch Forum (April 1-2, 2003, Los Angeles, CA)
     o IT Infrastructure & Management Services Conference & Expo (April 15-16, 2003, Boston, MA)
     o    Ultrawideband Planet 2003 Conference & Expo (May 12-13, 2003, Boston,
          MA)
     o    802.11 Planet Spring 2003 Conference & Expo (June 25-27, 2003, Boston,
          MA)

VENTURE FUND INVESTMENTS

Jupitermedia is the portfolio manager of internet.com Venture Fund I LLC (April '99), internet.com Venture Fund II LLC (November '99) and internet.com Venture Partners III LLC (June '00), which have invested in over 40 Internet properties to date. internet.com Venture Funds I and II and internet.com Venture Partners III were formed to invest in early-stage online content providers serving targeted business-to-business markets that follow the strategy of, but are not competitive with, Jupitermedia. Jupitermedia is an investor in all three funds.

STOCK REPURCHASE PROGRAM

In October 2001, Jupitermedia announced that its Board of Directors had authorized the expenditure of up to $1.0 million to repurchase the Company's outstanding common stock. Any purchases under Jupitermedia's stock repurchase program may be made, from time-to-time, in the open market, through block trades or otherwise, at the discretion of Company management. Depending on market conditions and other factors, these purchases may be commenced or suspended at any time or from time-to-time without prior notice. In September 2002,

Jupitermedia announced that it purchased 65,000 shares of Jupitermedia common stock at $1.60 per share as part of its stock repurchase program.

METRICS

     o    September 2002 page views were over 200 million
     o September 2002 total views were over 260 million (includes Web site page views, e-mail newsletter views and e-mail discussion list views)
     o    Nearly 4.8 million e-mail newsletter subscribers as of September 30,
          2002
     o Over 6.8 million total opt-in e-mail rental list subscribers as of September 30, 2002
     o Over 650,000 unique opt-in e-mail rental list subscribers as of September 30, 2002
     o    September 2002 unique users were over 20 million
     o    286 employees as of September 30, 2002

SEGMENT INFORMATION

The following tables summarize the results of the segments of Jupitermedia for the three and nine months ended September 30, 2001 and 2002. Online Media consists of the internet.com and EarthWeb.com Network. Research represents the Jupiter Research division. Events represents the Jupiter Events division. Other includes corporate overhead, depreciation, amortization and venture fund related activities. The following amounts are presented in thousands.

                            THREE MONTHS ENDED             NINE MONTHS ENDED
                               SEPTEMBER 30,                 SEPTEMBER 30,
                         ------------------------      ------------------------
                            2001          2002            2001          2002
                         ----------    ----------      ----------    ----------
Revenues:
     Online Media        $    8,666    $    6,526      $   28,558    $   21,488
     Research                    --         2,179              --         2,179
     Events                   1,266         1,458           3,533         4,409
     Other                      350           315             987           964
                         ----------    ----------      ----------    ----------
                         $   10,282    $   10,478      $   33,078    $   29,040
                         ----------    ----------      ----------    ----------

Operating expenses:
     Online Media        $    9,024    $    4,665      $   32,605    $   16,623
     Research                    --         1,749              --         1,749
     Events                     975         1,352           4,067         4,370
     Other                   66,790         2,390          91,443         6,790
                         ----------    ----------      ----------    ----------
                         $   76,789    $   10,156      $  128,115    $   29,532
                         ----------    ----------      ----------    ----------

Operating income (loss):
     Online Media        $     (358)   $    1,861      $   (4,047)   $    4,865
     Research                    --           430              --           430
     Events                     291           106            (534)           39
     Other                  (66,440)       (2,075)        (90,456)       (5,826)
                         ----------    ----------      ----------    ----------
                         $  (66,507)   $      322      $  (95,037)   $     (492)
                         ==========    ==========      ==========    ==========

BUSINESS OUTLOOK

Jupitermedia's financial guidance is prepared in accordance with accounting principles generally accepted in the United States of America. Historical results below have been adjusted to conform to this presentation. The following forward looking-statements reflect Jupitermedia's expectations as of November 4, 2002. Given the emerging nature of online advertising, potential changes in general economic conditions, and the various other risk factors discussed below and in Jupitermedia's reports filed with the Securities and Exchange Commission from time to time, actual results may differ materially. Jupitermedia intends to continue its practice of not updating forward-looking statements until its next quarterly results announcement, other than in publicly available statements.

FUTURE EXPECTATIONS

                                     Actual     Actual     Actual                 Total
                                     Q1 2002    Q2 2002    Q3 2002    Q4 2002     2002
                                     -------    -------    -------    -------    -------
Revenues ($M)                        $   8.7    $   9.9    $  10.5  $11.5-12.5 $40.6-41.6

Cost of revenues, advertising,
   promotion & selling, and general
   & administrative expenses ($M)    $   8.7    $   9.1    $   9.5  $10.5-11.5 $37.8-38.8

Depreciation and amortization ($M)   $   0.8    $   0.8    $   0.7  $    0.7   $    3.0

Loss on investments ($M)             $   0.1    $   0.1    $   0.0       --    $    0.2

Interest income ($M)                 $   0.1    $   0.1    $   0.1  $    0.1   $    0.4

Equity losses ($M)                   $   0.2    $   0.2    $   0.2       --    $    0.6

Net income (loss) ($M)               $  (1.0)   $  (0.2)   $   0.2  $    0.4   $   (0.6)

Share count (M)                         25.3       25.3       25.3      25.3       25.3

Earnings (loss) per share            $ (0.04)   $ (0.01)   $  0.01  $   0.02   $  (0.02)

ABOUT JUPITERMEDIA CORPORATION

Jupitermedia Corporation (Nasdaq: JUPM), (http://www.jupitermedia.com) headquartered in Darien, CT, is a leading provider of global real-time news, information, research and media resources for information technology and Internet industry professionals. Jupitermedia includes the internet.com and EarthWeb.com Network of over 150 Web sites and 200 e-mail newsletters that generate over 200 million page views monthly. Jupitermedia also includes Jupiter Research, a leading international research advisory organization specializing in business and technology market research in 18 business areas and 9 vertical markets. In addition, Jupiter Events include nearly 40 offline conferences and trade shows focused on IT and business-specific topics.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: STATEMENTS IN THIS PRESS RELEASE WHICH ARE NOT HISTORICAL FACTS ARE "FORWARD-LOOKING STATEMENTS" THAT ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THE POTENTIAL RISKS AND UNCERTAINTIES ADDRESS A VARIETY OF SUBJECTS INCLUDING, FOR EXAMPLE, THE COMPETITIVE ENVIRONMENT IN WHICH JUPITERMEDIA CORPORATION COMPETES; THE UNPREDICTABILITY OF JUPITERMEDIA CORPORATION'S FUTURE REVENUES, EXPENSES, CASH FLOWS AND STOCK PRICE; JUPITERMEDIA CORPORATION'S ABILITY TO INTEGRATE ACQUIRED BUSINESSES, PRODUCTS AND PERSONNEL INTO ITS EXISTING BUSINESSES; JUPITERMEDIA CORPORATION'S INVESTMENTS IN INTERNATIONAL AND VENTURE FUND INVESTMENTS; ANY MATERIAL CHANGE IN JUPITERMEDIA CORPORATION'S INTELLECTUAL PROPERTY RIGHTS AND CONTINUED GROWTH AND ACCEPTANCE OF THE INTERNET AND INFORMATION TECHNOLOGY. FOR A MORE DETAILED DISCUSSION OF SUCH RISKS AND UNCERTAINTIES, REFER TO JUPITERMEDIA CORPORATION'S REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES ACT OF 1933 AND THE SECURITIES EXCHANGE ACT OF 1934. THE FORWARD-LOOKING STATEMENTS INCLUDED HEREIN ARE MADE AS OF THE DATE OF THIS PRESS RELEASE, AND JUPITERMEDIA CORPORATION ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS AFTER THE DATE HEREOF.

CONTACT:
Mary Ann Boland
Marketing and Public Relations Associate
212-547-7939
mboland@jupitermedia.com

                            JUPITERMEDIA CORPORATION
                           CONSOLIDATED BALANCE SHEETS

                    DECEMBER 31, 2001 AND SEPTEMBER 30, 2002
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                           DECEMBER 31,    SEPTEMBER 30,
                                                               2001            2002
                                                            ----------      ----------
                                                                            (UNAUDITED)
                                     ASSETS

Current assets:
   Cash and cash equivalents                                $   25,100      $   24,679
   Accounts receivable, net of allowances of
     $1,810 and $1,221, respectively                             6,527           7,038
   Unbilled accounts receivable                                     --           1,358
   Prepaid expenses and other                                      573           1,064
                                                            ----------      ----------
       Total current assets                                     32,200          34,139

Property and equipment, net of accumulated
  depreciation of $5,512 and $7,285, respectively                3,767           2,637
Intangible assets, net of accumulated amortization
  of $1,007 and $1,619, respectively                             1,508           1,506
Goodwill                                                         5,261           8,303
Investments and other assets                                     3,051           2,043
                                                            ----------      ----------
       Total assets                                         $   45,787      $   48,628
                                                            ==========      ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                         $    1,388      $    1,139
   Accrued payroll and related expenses                          1,533           1,528
   Accrued expenses and other                                    3,374           4,165
   Accrued Web site acquisition payments                           398             100
   Deferred revenues                                             2,581           7,096
                                                            ----------      ----------
       Total current liabilities                                 9,274          14,028

Accrued Web site acquisition payments                              265              --
Deferred revenues                                                  910             228
                                                            ----------      ----------
       Total liabilities                                        10,449          14,256
                                                            ----------      ----------

Stockholders' equity:
   Preferred stock, $.01 par value, 4,000,000
     shares authorized, no shares issued                            --              --
   Common stock, $.01 par value, 75,000,000 shares
     authorized, 25,333,077 and 25,336,410 shares
     issued at December 31, 2001 and September 30,
     2002, respectively                                            253             253
   Additional paid-in capital                                  175,418         175,483
   Accumulated deficit                                        (140,298)       (141,267)
   Treasury stock, 65,000 shares at cost                            --            (106)
   Accumulated other comprehensive income (loss)                   (35)              9
                                                            ----------      ----------
       Total stockholders' equity                               35,338          34,372
                                                            ----------      ----------
       Total liabilities and stockholders' equity           $   45,787      $   48,628
                                                            ==========      ==========

                            JUPITERMEDIA CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS

     FOR THE THREE MONTHS AND NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2002
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                      THREE MONTHS ENDED             NINE MONTHS ENDED
                                                         SEPTEMBER 30,                 SEPTEMBER 30,
                                                   ------------------------      ------------------------
                                                      2001          2002            2001          2002
                                                   ----------    ----------      ----------    ----------
Revenues                                           $   10,282    $   10,478      $   33,078    $   29,040
Cost of revenues                                        4,360         4,261          17,765        11,685
                                                   ----------    ----------      ----------    ----------

Gross profit                                            5,922         6,217          15,313        17,355
                                                   ----------    ----------      ----------    ----------
Operating expenses:
   Advertising, promotion and selling                   3,972         3,432          14,731        10,411
   General and administrative                           3,173         1,743           9,167         5,104
   Depreciation                                           704           494           2,046         1,739
   Amortization                                        10,683           226          30,509           593
   Impairment of intangibles                           53,897            --          53,897            --
                                                   ----------    ----------      ----------    ----------
Total operating expenses                               72,429         5,895         110,350        17,847
                                                   ----------    ----------      ----------    ----------

Operating income (loss)                               (66,507)          322         (95,037)         (492)

Gain (loss) on investments and other, net              (1,115)           34          (1,482)         (170)
Interest income                                           238            90           1,213           292
                                                   ----------    ----------      ----------    ----------
Income (loss) before income taxes, minority
  interests and equity losses from international
  and venture fund investments                        (67,384)          446         (95,306)         (370)

Provision for income taxes                                 --             6               2            25
Minority interests                                         11           (10)             95           (11)
Equity losses from international and venture fund
  investments, net                                       (777)         (186)         (1,997)         (563)
                                                   ----------    ----------      ----------    ----------
Net income (loss)                                  $  (68,150)   $      244      $  (97,210)   $     (969)
                                                   ==========    ==========      ==========    ==========

Basic net income (loss) per share                  $    (2.69)   $     0.01      $    (3.84)   $    (0.04)
                                                   ==========    ==========      ==========    ==========
Basic weighted average shares outstanding              25,333        25,329          25,333        25,332
                                                   ==========    ==========      ==========    ==========
Diluted net income (loss) per share                $    (2.69)   $     0.01      $    (3.84)   $    (0.04)
                                                   ==========    ==========      ==========    ==========
Diluted weighted average shares outstanding            25,333        25,374          25,333        25,332
                                                   ==========    ==========      ==========    ==========

                            JUPITERMEDIA CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2002
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                                                         NINE MONTHS ENDED
                                                                                           SEPTEMBER 30,
                                                                                      ----------------------
                                                                                        2001          2002
                                                                                      --------      --------
Cash flows from operating activities:
    Net loss                                                                          $(97,210)     $   (969)
    Adjustments to reconcile net cash (used in) provided by operating activities:
       Depreciation and amortization                                                    32,555         2,332
       Impairment of intangibles                                                        53,897            --
       Non-cash barter transactions                                                     (1,955)         (957)
       Provision for losses on accounts receivable                                       2,874          (100)
       Minority interests                                                                  (95)           11
       Equity losses from international and venture fund investments, net                1,997           563
       Gain (loss) on investments and other, net                                         1,482           170
    Changes in assets and liabilities, net of effects of acquisition:
       Accounts receivable                                                               2,389           810
       Unbilled accounts receivable                                                         --            94
       Prepaid expenses and other                                                          391          (256)
       Accounts payable and accrued expenses                                            (2,238)           42
       Deferred revenues                                                                   (84)         (696)
                                                                                      --------      --------
           Net cash (used in) provided by operating activities                          (5,997)        1,044
                                                                                      --------      --------

Cash flows from investing activities:
    Additions to property and equipment                                                 (1,787)         (158)
    Acquisitions of media properties and other                                         (26,526)       (1,590)
    Distribution from internet.com venture funds                                            --            88
    Proceeds from sales of assets and other                                                 --           296
                                                                                      --------      --------
           Net cash used in investing activities                                       (28,313)       (1,364)
                                                                                      --------      --------

Cash flows from financing activities:
    Purchase of treasury stock                                                              --          (106)
    Proceeds from exercise of stock options                                                 55             5
                                                                                      --------      --------
           Net cash provided by (used in) financing activities                              55          (101)
                                                                                      --------      --------

Effect of foreign exchange rates on cash                                                     1            --

Net decrease in cash and cash equivalents                                              (34,254)         (421)
Cash and cash equivalents, beginning of period                                          59,979        25,100
                                                                                      --------      --------
Cash and cash equivalents, end of period                                              $ 25,725      $ 24,679
                                                                                      ========      ========

Supplemental disclosures of cash flow:
    Cash paid for interest                                                            $     --      $     --
                                                                                      ========      ========
    Cash paid for income taxes                                                        $     38      $     31
                                                                                      ========      ========